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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
 July 30, 2002

Versicor Inc.
(Exact Name of Registrant As Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31145 (Commission File Number)	04-3278032 (I.R.S. Employer Identification Number)

34790 Ardentech Court, Fremont, California 94555
(Address of Principal Executive Offices) (Zip Code)

(510) 739-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Item 5. Other Events.

  First Amendment to Shareholder Rights Agreement

        In a Current Report on Form 8-K dated June 7, 2001, Versicor Inc. ("we" or the "Company") announced that its Board of Directors had adopted a Shareholder Rights Plan, pursuant to which the Company issued to holders of its common stock, par value $0.001 per share ("Common Stock"), certain preferred stock purchase rights (the "Rights"). The terms and conditions of the Rights are set forth in a Stockholder Rights Agreement (the "Rights Agreement"), by and between the Company and American Stock Transfer & Trust Company (the "Rights Agent").

        On July 30, 2002, the Company and the Rights Agent executed a First Amendment to the Rights Agreement (the "First Amendment"). The First Amendment amends the definition of "Acquiring Person" as used in the Rights Agreement so as to exclude from such definition any person who, with the approval of the Board of Directors of the Company, becomes the Beneficial Owner (as defined in the Rights Agreement) of 15% or more of the shares of the Common Stock of the Company. In all other respects, the Rights Agreement remains in full force and effect and unmodified.

        This summary description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, which is attached to this report as Exhibit 4.1 and incorporated herein by reference.

  Merger Agreement with Biosearch Italia S.p.A.

        On July 30, 2002, we entered into a definitive Agreement and Plan of Merger with Biosearch Italia S.p.A. (the "Merger Agreement"). Pursuant to the Merger Agreement, Biosearch will be merged with and into Versicor Inc. with Versicor Inc. as the surviving corporation. At the effective time of the merger, Biosearch shareholders will receive 1.77 shares of Versicor common stock for each Biosearch share issued and outstanding immediately prior to the effective time of the merger. The merger is subject to various conditions, including, among other things, regulatory approval and approval by the shareholders of both Versicor Inc. and Biosearch.

        The foregoing description of the merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this report as Exhibit 2.1 and is incorporated herein by reference. In addition, the press release that we issued on July 31, 2002, relating to the signing of the Merger Agreement is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

  Financial Results for Second Quarter of 2002

        The press release that we issued on July 31, 2002 reporting our financial results for the second quarter of 2002 is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

  Cautionary Note Regarding Forward-Looking Statements

        This report contains or incorporates by reference forward-looking statements describing our expectations for the future. Often the words "believe," "expect," "anticipate", "might," "will," or "could" (or the negatives of these words) or similar expressions appear in, and can be used to identify, forward-looking statements. While we believe that the expectations expressed in our forward-looking statements are reasonable, the future can rarely be predicted with precision and actual events occurring in the future might not match the expectations described in this document. The matters discussed in our forward-looking statements are subject to uncertainty and many known (and perhaps unknown) risk factors. Some of the important risk factors that could cause our actual results to differ significantly from the results expressed or implied by our forward-looking statements are listed in our recent 10-Q Report under the caption "Risk Factors that might Affect our Future Operating Results," as well as in our other SEC filings under similar captions. Among other factors, we face the risks that: shareholders of Versicor and Biosearch might not approve the merger; clinical trials might be delayed; clinical trials might indicate a product candidate is unsafe or ineffective; the filing of any new drug applications might be delayed or cancelled; a filed New

Drug Application might be denied resulting in an inability to market the product candidate in the U.S. or other jurisdictions; Versicor and/or the combined company might lack the ability to successfully market products domestically and internationally; difficulties or delays in manufacturing might occur; legislation affecting drug pricing and reimbursement might cause adverse changes to the potential market for Versicor's product candidates; product liability and other types of lawsuits might be filed against the company; Versicor's ability to protect its intellectual property both domestically and internationally might be incomplete; Versicor and/or Biosearch might fail to comply with the many complex laws and regulations affecting domestic and foreign pharmaceutical operations; changes in generally accepted accounting principles might result in financial reporting changes that cause reported loss to increase; growth in costs and expenses might cause losses to increase; Versicor might fail to obtain the anticipated results and synergies from the proposed merger; Versicor's ongoing proprietary and collaborative research might not yield useful results; contractual milestone payments might not be paid to Versicor as contemplated and Versicor's competitors might develop superior substitutes for its products or market them more effectively. Because of the risks we face, our actual results, performance or achievements may differ materially from the results, performance or achievements, expressed or implied by our forward-looking statements. We assume no responsibility to issue updates to the forward-looking matters discussed, or incorporated by reference, in this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

        The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of July 30, 2002, between Versicor Inc. and Biosearch Italia S.p.A.
4.1
First Amendment to Shareholder Rights Agreement dated as of July 30, 2002, between the Company and American Stock Transfer & Trust Company, as Rights Agent (including, as Exhibit A, the Shareholder Rights Agreement which was originally filed as, and is hereby incorporated by reference to, Exhibit 4.1 to the Company's Current Report on Form 8-K, dated as of June 7, 2001 and filed on July 11, 2001).
99.1	Press release of Versicor Inc. dated July 31, 2002, reporting the signing of a definitive merger agreement to acquire Biosearch Italia, S.p.A.
99.2	Press release of Versicor Inc. dated July 31, 2002, reporting Versicor Inc.'s financial results for the second quarter of 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSICOR INC. (Registrant)
Date: July 31, 2002	By:	/s/ George F. Horner III George F. Horner III President and Chief Executive Officer

EXHIBIT INDEX

        Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of July 30, 2002, between Versicor Inc. and Biosearch Italia S.p.A.
4.1
First Amendment to Shareholder Rights Agreement dated as of July 30, 2002, between the Company and American Stock Transfer & Trust Company, as Rights Agent (including, as Exhibit A, the Shareholder Rights Agreement which was originally filed as, and is hereby incorporated by reference to, Exhibit 4.1 to the Company's Current Report on Form 8-K, dated as of June 7, 2001 and filed on July 11, 2001).
99.1	Press release of Versicor Inc. dated July 31, 2002, reporting the signing of a definitive merger agreement to acquire Biosearch Italia S.p.A.
99.2	Press release of Versicor Inc. dated July 31, 2002, reporting Versicor Inc.'s financial results for the second quarter of 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX